January 7, 2016
DREYFUS INSTITUTIONAL RESERVES FUNDS
- Dreyfus Institutional Treasury and Agency Cash Advantage Fund
- Dreyfus Institutional Treasury Prime Cash Advantage Fund
Supplement to Prospectus dated May 1, 2015, as revised December 23, 2015 and Current Statement of Additional Information
The following changes will take effect on March 1, 2016
The following will replace the first sentence in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors—Fund Exchanges" and will supersede any contrary information in the fund's statement of additional information:
An investor may purchase, in exchange for shares of a fund, any class of shares of:  (i) the other fund or Dreyfus Institutional Cash Advantage Fund; or (ii) any Dreyfus Cash Management Fund, which currently includes Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management.
The following information supplements the information contained in the section in the fund's prospectus entitled "Shareholder Guide—Services for Fund Investors":
Conversion Feature
Shares of one class of a fund may be converted into shares of another class of the fund, provided the investor meets the eligibility requirements for investing in the new share class.  The funds reserve the right to refuse any conversion request.